Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 14, 2026 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among BAIN CAPITAL PRIVATE CREDIT, a Delaware statutory trust (the “Borrower”), solely with respect to Section 5.12 herein, the SUBSIDIARY GUARANTORS party hereto, the LENDERS and ISSUING BANKS party hereto and SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent (the “Administrative Agent”) and, solely with respect to Section 5.11 herein, as Collateral Agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of November 13, 2024, that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of December 18, 2024, and that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto, the Administrative Agent and the Collateral Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof; and

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

DOCVARIABLE #DNDocID \* MERGEFORMAT 1760157175 23754352

“Existing Credit Agreement” is defined in the first recital.

“Fourth Amendment Effective Date” is defined in Section 4.1.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO Existing CREDIT AGREEMENT

SECTION 2.1. Subject to the occurrence of the Fourth Amendment Effective Date, the parties hereto hereby agree as follows:

(a)
The amount of “$800,000,000” set forth in clause (i)(B) of Section 2.08(e) of the Existing Credit Agreement (Termination, Reduction or Increase of the Commitments – Increase of the Commitments) is hereby deleted and replaced with the amount of “$1,000,000,000” in lieu thereof.
(b)
Schedule 1.01(b) to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.
ARTICLE III

DESIGNATION OF CERTAIN SUBSIDIARIES

SECTION 3.1. The Borrower hereby designates each of SLP 2 MM CLO WH 1, LLC and BCC Middle Market CLO 2026-1, LLC (collectively, the “Designated Subsidiaries”) as an SPE Subsidiary pursuant to clause (a) of the definition thereof under the Credit Agreement. In connection with the foregoing designations, the undersigned, a Responsible Officer of the Borrower, hereby certifies in such capacity that, to the best of his knowledge, each of the Designated Subsidiaries complies with each of the conditions set forth in clause (a) of the definition of “SPE Subsidiary”.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1. Effective Date. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received the following:

(d)
from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;

(e)
a customary favorable written opinion (addressed to the Administrative Agent and the Lenders party hereto and dated as of the Fourth Amendment Effective Date) of counsel for the Obligors, in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Lenders party hereto);
(f)
such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Obligors, this Amendment or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel; and
(g)
evidence of the payment by the Borrower of any fees and expenses due and owing by the Borrower to the Lenders and the Administrative Agent as of the date hereof.
ARTICLE V

MISCELLANEOUS

SECTION 5.1. Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default has occurred and is continuing on the Fourth Amendment Effective Date or after giving effect to this Amendment and (iii) the representations and warranties made by the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 5.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.3. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 5.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 5.5. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this

Amendment. The words “execution”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.7. Submission to Jurisdiction. Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.

SECTION 5.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.9. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing

Credit Agreement as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

SECTION 5.10. Assignment and Reallocation of Existing Loans.

(d)
In connection with the increase of the Commitments of certain Lenders on the Fourth Amendment Effective Date, the Borrower shall (i) prepay the outstanding Loans (if any) of each affected Class in full and (ii) simultaneously borrow new Loans of such Class in an amount equal to such prepayment (in the case of Term Benchmark Loans, with the Term Benchmark Rate equal to the outstanding Term Benchmark Rate and with Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s); provided that for any outstanding Interest Period of less than one (1) month, the Interest Period will be deemed equal to one (1) month); further provided that, with respect to subclauses (i) and (ii), (x) the prepayment to, and borrowing from, any existing Lender shall be effected by book entry to the extent that any portion of the amount of Loans prepaid to such Lender will be subsequently borrowed as Loans from such Lender, and (y) the existing Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, immediately after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class (immediately after giving effect to this Amendment), which, for the purposes of the Credit Agreement and each other Loan Document, will be as set forth opposite such Person’s name on Schedule 1.01(b) to the Credit Agreement (as amended by this Amendment). Concurrently therewith, the existing Lenders of such Class shall be deemed to have assigned and transferred their participation interests in any outstanding Swingline Loans and Letters of Credit of such Class among themselves, in a manner acceptable to the Administrative Agent, so that such interests are held ratably in accordance with their Commitments of such Class (immediately after giving effect to this Amendment). Each of the Lenders party hereto hereby agrees that no amounts shall be required to be paid to such Lender under Section 2.15 of the Credit Agreement in connection with the reallocation described in this Section 5.10.
(e)
Each of the Lenders hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility with respect to (A) any statements, warranties or representations made by any Obligor in or in connection with this Amendment, the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder or, with respect to any Obligor, the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under the Credit Agreement or any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under the Loan Documents, independently and without reliance upon the Administrative Agent or any other Lender.

SECTION 5.11. Collateral Agent. The Collateral Agent, executing this Amendment solely with respect to this Section 5.11, hereby consents, pursuant to Section 9.02(c) of the Existing Credit Agreement, to the spreading of the Liens granted under the Security Documents to secure such additional obligations resulting from the increase in the aggregate Commitments as a result of this Amendment and as set forth in Schedule 1.01(b) of the Credit Agreement as amended and restated hereby.

SECTION 5.12. Reaffirmation. Each of the Borrower and each Subsidiary Guarantor executing this Amendment solely with respect to this Section 5.12 hereby (i) consents to the terms of this Amendment and the Credit Agreement, and (ii) reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by the Obligors pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby. Each Subsidiary Guarantor executing this Amendment solely with respect to this Section 5.12 hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and continue to guarantee the Guaranteed Obligations (as defined in the Guarantee and Security Agreement) as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

Borrower:	BAIN CAPITAL PRIVATE CREDIT

	By:	/s/ Amit Joshi
	Name:	Amit Joshi
	Title:	Chief Financial Officer

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Administrative Agent, Issuing Bank, Swingline Lender and Lender:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Shane Klein
	Name:	Shane Klein
	Title:	Managing Director

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Solely with respect to Section 5.11, as Collateral Agent:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Shane Klein
	Name:	Shane Klein
	Title:	Managing Director

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Issuing Bank, Swingline Lender and a Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Alfred Chi
	Name:	Alfred Chi
	Title:	Executive Director

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Lender:	BNP PARIBAS

	By:	/s/ Claudia DeSimio
	Name:	Claudia DeSimio
	Title:	Managing Director

	By:	/s/ Winston Reynolds
	Name:	Winston Reynolds
	Title:	Vice President

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Issuing Bank, Swingline Lender and Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Roopa Chandra
	Name:	Roopa Chandra
	Title:	Authorized Signatory

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Issuing Bank, Swingline Lender and Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ James Mastroianna
	Name:	James Mastroianna
	Title:	Executive Director

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Lender:	THE BANK OF NEW YORK MELLON

	By:	/s/ Jin Li
	Name:	Jin Li
	Title:	Director

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Issuing Bank and Lender:	THE BANK OF NOVA SCOTIA

	By:	/s/ Aron Lau
	Name:	Aron Lau
	Title:	Director

	By:	/s/ Erica He
	Name:	Erica He
	Title:	Director

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Lender:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Matthew D. Spies
	Name:	Matthew D. Spies
	Title:	Senior Vice President

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Issuing Bank and Lender:	PINNACLE BANK, A TENNESSEE BANK, D/B/A SYNOVUS BANK, as successor by merger to Synovus Bank,

	By:	/s/ Ricardo Escobedo
	Name:	Ricardo Escobedo
	Title:	Director

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Issuing Bank and Lender:	NATIXIS, NEW YORK BRANCH

	By:	/s/ Ray Meyer
	Name:	Ray Meyer
	Title:	Managing Director

	By:	/s/ Jordan Leung
	Name:	Jordan Leung
	Title:	Vice President

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Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Marko Lukin
	Name:	Marko Lukin
	Title:	Director

	By:	/s/ Kelvyn Correa
	Name:	Kelvyn Correa
	Title:	Director

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Solely with respect to Section 5.12:	BCPC PROJECT ABERDEEN, LLC

	By:	Bain Capital Private Credit, its sole member

	By:	/s/ Amit Joshi
	Name:	Amit Joshi
	Title:	Chief Financial Officer

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